Exhibit 99.1
BMO Marketing - Montreal/Toronto OCTOBER 2009

Safe Harbor Statement Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward- looking statements. Such forward-looking statements include, but not limited to, statements regarding Diodes' business objective; growth strategy and guidance in revenue growth; gross profit growth; SG&A and R&D as percentages of revenue; other expense; tax rate; and fully diluted share count. Potential risks and uncertainties include, but are not limited to, such factors as Diodes' business strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continue introduction of new products; Diodes' ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes' ability to successfully make additional acquisitions; risks of domestic and foreign operations; uncertainties in the Auction Rate Securities market; currency exchange rates; availability of tax credits; UBS settlement may not provide us with the liquidity intended; our future guidance may be incorrect; we may not realize or maintain the anticipated cost savings; the global economic weakness may be more severe or last longer than we currently anticipated; and other information detailed from time to time in Diodes' filings with the United States Securities and Exchange Commission. Page 2

Management Representative Page 3 Dr. Keh-Shew Lu President and CEO President and CEO Since 2005 Director - Diodes, Inc. 8 years Texas Instruments 27 years Experience: Senior Vice President of TI Worldwide Analog and Logic Products Senior Vice President of TI Worldwide Memory Business President of Texas Instruments - Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

Management Representative Page 4 Carl Wertz Vice President, Finance and Investor Relations 16 years with Diodes: CFO (1998 to May 2009) Experience: 24 years of manufacturing and distribution experience Accounting career with Deloitte & Touche LLP Licensed certified public accountant

About Diodes Page 5 A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete and analog Semiconductor markets, serving the computing, consumer electronics, communications, industrial and automotive markets.

Business Objective To consistently achieve Profitable growth, utilizing our innovative and cost-effective Semiconductor packaging technology, suited for high growth electronics markets by leveraging deep design and manufacturing expertise to deliver market-leading semiconductor products Page 6

Revenue by Year ($m) Revenue Growth Page 7 $182 $432.8 $401.2 $343.3 $214.8 $185.7 $136.9 $0 $100 $200 $300 $400 $500 2003 2004 2005 2006 2007 2008 1H09 2003 - 2008 (CAGR: 25.9%)

Annual Revenue Growth Rates Outperforming the Industry Page 8 59.9% 2003 to 2008 Growth Diodes: 25.9% Industry: 5.2% 2004 2005 2006 2007 2008 2003 8.0% 35.6% 15.6% 16.9% 18.2% 18.1% (3.3%) 13.5% 8.1% (0.5%) (1.3%) (10%) 0% 10% 20% 30% 40% 50% 60% Industry (SAM) SAM = Serviceable Area Market - weighted Source: World Semiconductor Trade Statistics

Diodes - Fast Facts 3,122 employees worldwide; and U.S. headquarters and 23 locations globally. 6-year Revenue Growth 25.9% CAGR (2003 - 2008) 6-year EPS (adj) Growth 27.3% CAGR 6-year Equity Growth 39.1% CAGR Page 9

Experienced Management Team Page 10 Richard White CFO 25 yrs with Texas Instruments VP, Finance for TI's global MOS Memory and Controller, TI's Asia Pacific Division Mark King Sr. VP, Sales and Marketing 18 yrs with Diodes and 7 yrs at Lite-On Sales, marketing and finance background Joseph Liu Sr. VP, Operations 19 yrs with Diodes 19 yrs with Texas Instruments Carl Wertz VP, Finance and Investor Relations Diodes' CFO from 1998 to May 2009 24 yrs of relevant industry experience Colin Greene Europe President & VP of Europe, Sales and Marketing 11 yrs at Zetex plc 10 yrs at National Semiconductor Dr. Keh-Shew Lu President, CEO and Director 8 yrs Board of Directors 27 yrs at Texas Instruments Julie Holland VP, Worldwide Analog Products 23 yrs with Texas Instruments Francis Tang VP, Product Development 26 yrs relevant industry experience Ed Tang VP, Corporate Administration 25 yrs at Texas Instruments

2008 Total Semiconductor Market ($249 bn) Significant Market Opportunity Page 11

Diodes Strategy: Profitable Growth Page 12

Market Dynamics Drive Opportunity Page 13

Broad and Diverse Product Offerings Page 14

Portable Computing & Consumer Winning Markets: Diodes' largest market Revitalized by netbooks & smartphones Geography, functionality, growth Winning Strategies: Increased functionality and protection in minimum space Solutions to monitor, control and extend battery life Wide range of MOS, BJT, SBR, TVS, Diodes, Sensor, LDO, USB switches, and current monitors Miniature thermally-efficient packaging Application-specific integration of key circuit elements Page 15

Consumer Entertainment Winning Markets: Strong relationships with market-leaders Economic and demographic shifts fueling growth New technologies driving expanded content Winning Strategies: Efficiency and power density Application-specific solutions Low-loss, cool-running reliability Cost-effective advanced technologies Page 16

Communications and Control Winning Markets: Focus on VOIP, data communications, power supply, and motion control Diverse market with system longevity Wide-ranging applications and regional breadth Winning Strategies: Power-efficient solutions to meet EnergyStarTM Reduced losses, increased power density and system reliability Very low noise ratings for superior performance Broad range of technology platforms Page 17

LED Lighting Winning Markets: Efficient, economic, environmentally friendly Enhanced ruggedness and reliability Increasingly pervasive use Growth with excellent momentum Winning Strategies: Switches, controllers, and drivers Best-in-class power density Small and elegant MR16 solutions Cost-effective drivers for backlighting Flexible and versatile portfolio Page 18

Page 19 Quanta Hon Hai Collaborative Customer Relationships

Efficient Manufacturing + Superior Processes Page 20 Shanghai-based packaging with a capacity greater than 17 billion units Flexible and optimized manufacturing process = low packaging cost Additional packaging facilities in Neuhaus, Germany and JV in Chengdu, China Bipolar process technology for dis crete and ICs High volume 5" and 6" wafer fab in Kansas City, MO for discretes 6" Wafer fab in Oldham, UK Strong engineering capabilities Packaging Wafer Fab 17.4bn 15.4bn 11.8bn 8.2bn 20 2004 2005 2006 2007 2008 5.4bn 18 16 14 12 10 8 6 4 2 Economies of Scale: Production Units in Shanghai (bn) 3.4bn 2.1bn 2001 2002 2003 1.3bn 2001 - 2008 (CAGR: 44.9%)

Geographic Mix Page 21 Asia Pacific North America Europe 77 14 9 77% 14% 9%

End Market Diversification - 2Q09 Page 22 Digital audio players, set-top boxes, digital cameras, mobile handsets, smartphones, LCD TVs, game consoles, portable GPS Comfort controls, lighting, audio/video players, GPS navigation, satellite radios body electronics Notebooks, netbooks, LCD monitors, PDAs, printers IP in gateways, routers, switches, hubs, fiber optics Lighting, power supplies, DC-DC conversion, security systems, motor control, DC fans, proximity sensors, solenoid and relay driving

Strong Financial Performance Full Year 2008 Revenue increased 8% to a record $432.8 million Gross profit increased to a record $132.5 million GAAP net income was $39 million, or $0.91 per share Non-GAAP adjusted net income was $44.8 million, or $1.04 per share Generated $90.4 million of EBITDA Generated $57 million in cash flow from operations Page 23

Second Quarter 2009 Financial Performance Revenue was $103.9 million, an increase of 33.1% over 1Q revenue of $78.1 million Gross profit was $27.4 million, an increase of 89% over the 1Q of $14.5 million Gross margin was 26.3%, a 770bp increase over the 1Q gross margin of 18.6% Income before taxes and non-controlling interest was $2.8 million compared to a 1Q loss of $10.3 million GAAP net loss was $3.0 million, or ($0.07) per share, including a $4.9 million non-cash tax expense on repatriated earnings Non-GAAP adjusted net income was $2.5 million, or $0.06 per share, which excluded among other items, the impact of a $4.9 million or $0.12 per share of non-cash income tax expense related to repatriated earnings Achieved $17.8 million cash flow from operations, $12.8 million free cash flow, and $16.3 million net cash flow Page 24

Third Quarter 2009 Outlook Revenue to increase 13 to 17% sequentially Gross margin to improve to a range between 28 to 32% Operating expenses comparable to 2Q09, as a percentage of revenue Income tax expense to be a relatively nominal amount of 0% to 4% Achieve positive cash flow from operations Capital expenditures to range from $8-12 million Page 25

Balance Sheet Page 26 Dec 31, 2008 (adjusted for APB 14-1) Cash $103.5 $109.5 S-T Investment $ - $319.8 Inventory $ 99.1 $ 79.8 L-T Investment $320.6 $ - Total Assets $893.4 $893.6 Current Liabilities $ 86.9 $290.7 L-T Debt $372.6 $142.3 Total Liabilities $495.1 $501.5 Stockholders' Equity $398.4 $392.1 June 30, 2009

UBS/ARS Settlement October 2008 Replaced margin loan with a "no net cost" loan Borrowing rate equals the interest rate earned on our ARS portfolio Allows the Company to borrow up to 75% of the market value of the Company's ARS portfolio, or $213 million, whichever is greater, and we have fully utilized this credit facility In January 2009, Diodes was reimbursed $1.1 million for all interest previously paid in excess of the interest earned on the ARS portfolio Diodes will be able to exercise its right to sell ARS portfolio to UBS AG at 100% par any time during the period from June 30, 2010 to July 2, 2012 Convertible Notes Repurchase Repurchased a total of $71 million of Convertible Senior Notes since December 2008 The Notes are redeemable in October 2011 and total $142 million after the repurchases Page 27

Industry and Media Recognition NASDAQ Global Select / S&P SmallCap 600 Index / Russell 3000 Index 2008 Deloitte List of 50 Fastest Growing Tech Companies in Texas - Ranking 49th Forbes' 2008 List of 200 Best Small Companies - Ranking 30th in sales, 49th in EPS growth Standard and Poor's Global Challenger's 300 List Business 2.0 Magazine's List of 100 Fastest Growing Technology Companies - Ranking 40th Forbes' List of 25 Fastest Growing Tech Companies - Ranking 22nd 2007 Forbes' 2007 List of 200 Best Small Companies - Ranking 16th, up from 37th 2nd in EPS growth BusinessWeek's List of 100 Hot Growth Companies - Ranking 49th Business 2.0 Magazine's List of 100 Fastest Growing Technology Companies - Ranking 39th 2006 Forbes' 2006 List of 200 Best Small Companies - Ranking 37th Standard and Poor's Top 300 Growth Companies - Ranking 51st Fortune's 100 Fastest-Growing Companies - Ranking 82nd Business 2.0 Magazine's Fastest-Growing Technology Companies - Ranking 26th, up from 45th BusinessWeek's List of 100 Best Small Companies - Ranking 52nd Page 28

Investment Highlights Page 29

Thank you This presentation includes forward-looking statements, which are subject to risks and uncertainties. Actual events and results could differ materially as a result of various factors, including the risk factors described in our reports filed with the Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company's press release on August 6, 2009 titled "Diodes Incorporated Reports Second Quarter 2009 Financial Results" for detailed information related to the Company's non-GAAP measures and a reconciliation of GAAP net income (loss) to non-GAAP net income (loss).